                                                               EXHIBIT 1-A(3)(c)



Schedule of Commissions and Allowances                      [ZURICH KEMPER LOGO]


                                         KEMPER INVESTORS LIFE INSURANCE COMPANY
                       1 Kemper Drive, Long Grove, IL  60049-0001 - 800/554-5426



Effective Date: September 29, 1999

This Schedule of Commission and Allowances ("Schedule") is part of the agreement to which it is attached.
Commissions will be paid on premiums in accordance with the terms of the General Agent's Agreement and the Schedule.

--------------------------------------------------------------------------------
KEMPER DESTINATIONS LIFE                 Up-Front       Trail         Trail
(not available in all states)            Premium     Compensation  Compensation
POLICY FORM SERIES L-8387 AND L-8388  Compensation     Year 2-7       Year 8+
--------------------------------------------------------------------------------
COMMISSION CODE 1
  Issue Age 0-85                          7.25%           None           None
  Issue Age 86-90                        3.625%           None           None
COMMISSION CODE 2
  Issue Age 0-85                          5.00%          0.50%          0.50%
  Issue Age 86-90                         2.50%          0.25%          0.25%
COMMISSION CODE 3
  Issue Age 0-85                          1.50%          1.00%          1.00%
  Issue Age 86-90                         0.75%          0.50%          0.50%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
I. BASIS FOR COMPENSATION

A. Premium Compensation will be paid at the percentage shown above upon receipt of initial premium payments for certificates/contracts issued under this Schedule.

B. Commissions will be paid as stated above provided that the General Agent's Agreement is in full force and in effect.

C. Commissions for certificates/contracts issued outside the Company's published guidelines will be negotiated by the Company.

D. Trail Compensation will be paid on a calendar quarterly basis to equal the annual percentage shown above. The average monthly balance of cash value less loan account values during a calendar quarter will be used as the basis for valuation of assets. Trail compensation will be paid on account values that are based on premiums which have been in the contract for at least twelve months.

E. Trail compensation is not payable on any contract that has been surrendered, or under which a death benefit has been paid.

F. 100% of commissions will be charged back on any certificate/contract that is rescinded by the Company or which is terminated using the free-look provision. Commission will be charged back by credit against commissions to be paid in the future and/or by requiring cash repayment by the General Agent.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

II. NOTWITHSTANDING ANY OTHER PROVISION

A. The commissions specified in this Schedule will not be paid, and the right to receive commissions and the amount of commissions to be paid shall be determined by the Company, under the following circumstances:

    1. On policies not listed in this Schedule or introduced by the Company after the effective date of this Schedule; and

    2. On policies which are changed from the original version, under a policy provision or otherwise, and on certificates/contracts which are issued using cash values of previously issued KILICO (or any of its affiliates) certificates/contracts or are converted or exchanged from previously issued KILICO (or any of its affiliates) certificates/contracts, either under a policy provision or otherwise.

B. The Company reserves the right to change the General Agent upon written request of the owner of the certificate/contracts and redirect future commissions to the new General Agent.

C. Upon termination of the General Agent's Agreement for any reason, no further commissions will be paid to the General Agent on certificates/contracts issued under this Schedule.

--------------------------------------------------------------------------------

L-8489a (8/99)                                                         IM (8/99)

SCHEDULE OF COMMISSION AND ALLOWANCES
                                                            [ZURICH KEMPER LOGO]

                                         KEMPER INVESTORS LIFE INSURANCE COMPANY
                        1 Kemper Drive, Long Grove, IL 60049-0001 - 800/554-5426

Effective Date: September 29, 1999

This Schedule of Commission and Allowances ("Schedule") is part of the agreement to which it is attached.

Commissions will be paid on premiums in accordance with the terms of the General Agent's Agreement and the Schedule.


-------------------------------------------------------------------------------------------
KEMPER DESTINATIONS LIFE                     Up-Front          Trail             Trail
(not available in all states)                 Premium       Compensation      Compensation
Policy Form Series L-8387 and L-8388       Compensation      Years 2-7          Years 8+
-------------------------------------------------------------------------------------------
Commission Code 1

  Issue Age 0-85                                7.00%            None             None

  Issue Age 86-90                               3.50%            None             None

Commission Code 2

  Issue Age 0-85                                5.00%            0.50%            0.50%

  Issue Age 86-90                               2.50%            0.25%            0.25%

Commission Code 3

  Issue Age 0-85                                1.50%            1.00%            1.00%

  Issue Age 86-90                               0.75%            0.50%            0.50%
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
I.  BASIS FOR COMPENSATION

A. Premium Compensation will be paid at the percentage shown above upon receipt of initial premium payments for certificates/contracts issued under this Schedule.

B. Commissions will be paid as stated above provided that the General Agent's Agreement is in full force and in effect.

C. Commissions for certificates/contracts issued outside the Company's published guidelines will be negotiated by the Company.

D. Trail Compensation will be paid on a calendar quarterly basis to equal the annual percentage shown above. The average monthly balance of cash value less loan account values during a calendar quarter will be used as the basis for valuation of assets. Trail compensation will be paid on account values that are based on premiums which have been in the contract for at least twelve months.

E. Trail compensation is not payable on any contract that has been surrendered, or under which a death benefit has been paid.

F. 100% of commissions will be charged back on any certificate/contract that rescinded by the Company or which is terminated using the free-look provision. Commission will be charged back by credit against commissions to be paid in the future and/or by requiring cash repayment by the General Agent.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
II. NOTWITHSTANDING ANY OTHER PROVISION

A. The commissions specified in this Schedule will not be paid, and the right to receive commissions and the amount of commissions to be paid shall be determined by the Company, under the following circumstances:

    1. On policies not listed in this Schedule or introduced by the Company after the effective date of this Schedule; and

    2. On policies which are changed from the original version, under a policy provision or otherwise, and on certificates/contracts which are issued using cash values of previously issued KILICO (or any of its affiliates) certificates/contracts or are converted or exchanged from previously issued KILICO (or any of its affiliates) certificates/contracts, either under a policy provision or otherwise.

B. The Company reserves the right to change the General Agent upon written request of the owner of the certificate/contracts and redirect future commissions to the new General Agent.

C.  Upon termination of the General Agent's Agreement for any reason, no further commissions will be paid to the General Agent on
    certificates/contracts issued under this Schedule.
--------------------------------------------------------------------------------

L-8489b (8/99)                                                         IM (8/99)

SCHEDULE OF COMMISSIONS AND ALLOWANCES

                                                            [ZURICH KEMPER LOGO]

                                         KEMPER INVESTORS LIFE INSURANCE COMPANY
                       1 Kemper Drive, Long Grove, IL  60049-0001 - 800/554-5426

Effective Date:  September 29, 1999

This Schedule of Commission and Allowances ("Schedule") is part of the agreement to which it is attached.

Commissions will be paid on premiums in accordance with the terms of the General Agent's Agreement and the Schedule.


-----------------------------------------------------------------------------------------------
KEMPER DESTINATIONS LIFE                       Up-Front            Trail             Trail
(not available in all states)                  Premium          Compensation      Compensation
POLICY FORM SERIES L-8387 AND L-8388         Compensation         Years 2-7         Years 8+
-----------------------------------------------------------------------------------------------
COMMISSION CODE 1
     Issue Age 0-85                             6.75%              None              None
     Issue Age 86-90                           3.375%              None              None

COMMISSION CODE 2
     Issue Age 0-85                             5.00%              0.50%             0.50%
     Issue Age 86-90                            2.50%              0.25%             0.25%

COMMISSION CODE 3
     Issue Age 0-85                             1.25%              1.00%             1.00%
     Issue Age 85-90                           0.625%              0.50%             0.50%
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I.  BASIS FOR COMPENSATION

A. Premium Compensation will be paid at the percentage shown above upon receipt of initial premium payments for certificates/contracts issued under this Schedule.

B. Commissions will be paid as stated above provided that the General Agent's Agreement is in full force and in effect.

C. Commissions for certificates/contracts issued outside the Company's published guidelines will be negotiated by the Company.

D. Trail Compensation will be paid on a calendar quarterly basis to equal the annual percentage shown above. The average monthly balance of cash value less account values during a calendar quarter will be used as the basis for valuation of assets. Trail compensation will be paid on account values that are based on premiums which have been in the contract for at least twelve months.

E. Trail compensation is not payable on any contract that has been surrendered, or under which a death benefit has been paid.

F. 100% of commissions will be charged back on any certificate/contract that is rescinded by the Company or which is terminated using the free-look provision. Commission will be charged back by credit against commissions to be paid in the future and/or by requiring cash repayment by the General Agent.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
II.  NOTWITHSTANDING ANY OTHER PROVISION

A. The commissions specified in this Schedule will not be paid, and the right to receive commissions and the amount of commissions to be paid shall be determined by the Company, under the following circumstances:

     1. On policies not listed in this Schedule or introduced by the Company after the effective date of this Schedule; and

     2. On policies which are changed from the original version, under a policy provision or otherwise, and on certificates/contracts which are issued using cash values of previously issued KILICO (or any of its affiliates) certificates/contracts or are converted or exchanged from previously issued KILICO (or any of its affiliates) certificates/ contracts, either under a policy provision or otherwise.

B. The Company reserves the right to change the General Agent upon written request of the owner of the certificate/contracts and redirect future commission to the new General Agent.

C. Upon termination of the General Agent's Agreement for any reason, no further commissions will be paid to the General Agent on certificates/ contracts issued under this Schedule.
--------------------------------------------------------------------------------

L-8489c (8/99)                                                          IM(8/99)

SCHEDULE OF COMMISSIONS AND ALLOWANCES

                                                            [ZURICH KEMPER LOGO]

                                         KEMPER INVESTORS LIFE INSURANCE COMPANY
                       1 Kemper Drive, Long Grove, IL  60049-0001 - 800/554-5426

Effective Date:  September 29, 1999

This Schedule of Commission and Allowances ("Schedule") is part of the agreement to which it is attached.

Commissions will be paid on premiums in accordance with the terms of the General Agent's Agreement and the Schedule.


-----------------------------------------------------------------------------------------------
KEMPER DESTINATIONS LIFE PLUS                  Up-Front            Trail             Trail
(not available in all states)                  Premium          Compensation      Compensation
POLICY FORM SERIES L-8387 AND L-8388         Compensation         Years 2-7         Years 8+
-----------------------------------------------------------------------------------------------
COMMISSION CODE 1
     Issue Age 0-85                            4.75 %              None              None
     Issue Age 86-90                           2.375%              None              None

COMMISSION CODE 2
     Issue Age 0-85                            1.00 %              1.00%             1.00%
     Issue Age 86-90                           0.50 %              0.50%             0.50%
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
I.   BASIS FOR COMPENSATION

A. Premium Compensation will be paid at the percentage shown above upon receipt of initial premium payments for certificates/contracts issued under this Schedule.

B. Commissions will be paid as stated above provided that the General Agent's Agreement is in full force and in effect.

C. Commissions for certificates/contracts issued outside the Company's published guidelines will be negotiated by the Company.

D. Trail Compensation will be paid on a calendar quarterly basis to equal the annual percentage shown above. The average monthly balance of cash value less loan account values during a calendar quarter will be used as the basis for valuation of assets. Trail compensation will be paid on account values that are based on premiums which have been in the contract for at least twelve months.

E. Trail compensation is not payable on any contract that has been surrendered, or under which a death benefit has been paid.

F. 100% of commissions will be charged back on any certificates/contract that is rescinded by the Company or which is terminated using the free-look provision. Commission will be charged back by credit against commissions to be paid in the future and/or requiring cash repayment by the General Agent.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

II.  NOTWITHSTANDING ANY OTHER PROVISION

A. The commissions specified in this Schedule will not be paid, and the right to receive commissions and the amount of commissions to be paid shall be determined by the Company, under the following circumstances:

     1. On policies not listed in this Schedule or introduced by the Company after the effective date of this Schedule; and

     2. On policies which are changed from the original version, under a policy provision or otherwise, and on certificates/contracts which are issued using cash values of previously issued KILICO (or any of its affiliates) certificates/contracts or are converted or exchanged from previously issued KILICO (or any of its affiliates) certificates/ contracts, either under a policy provision or otherwise.

B. The Company reserves the right to change the General Agent upon written request of the owner of the certificate/contracts and redirect future commissions to the new General Agent.

C. Upon termination of the General Agent's Agreement for any reason, no further commissions will be paid to the General Agent on certificates/ contracts issued under this Schedule.
--------------------------------------------------------------------------------

L-8491a (8/99)                                                         IM (8/99)

Schedule of Commissions and Allowances                      [ZURICH KEMPER LOGO]


                                         KEMPER INVESTORS LIFE INSURANCE COMPANY
                       1 Kemper Drive, Long Grove, IL  60049-0001 - 800/554-5426



Effective Date: September 29, 1999

This Schedule of Commission and Allowances ("Schedule") is part of the to which it is attached.
Commissions will be paid on premiums in accordance with the terms of the General Agent's Agreement and the Schedule.

--------------------------------------------------------------------------------
KEMPER DESTINATIONS LIFE PLUS            Up-Front       Trail         Trail
(not available in all states)            Premium     Compensation  Compensation
POLICY FORM SERIES L-8387 AND L-8388  Compensation     Year 2-7       Year 8+
--------------------------------------------------------------------------------
COMMISSION CODE 1
  Issue Age 0-85                          5.00%           None           None
  Issue Age 86-90                         2.50%           None           None
COMMISSION CODE 2
  Issue Age 0-85                          1.00%          1.00%          1.00%
  Issue Age 86-90                         0.50%          0.50%          0.50%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
I. BASIS FOR COMPENSATION

A. Premium Compensation will be paid at the percentage shown above upon receipt of initial premium payments for certificates/contracts issued under this Schedule.

B. Commissions will be paid as stated above provided that the General Agent's Agreements is in full force and in effect.

C. Commissions for certificates/contracts issued outside the Company's published guidelines will be negotiated by the Company.

D. Trail Compensation will be paid on a calendar quarterly basis to equal the annual percentage shown above. The average monthly balance of cash value less loan account value during a calendar quarter will be used as the basis for valuation of assets. Trail compensation will be paid on account values that are based on premiums which have been in the contract for at least twelve months.

E. Trail compensation is not payable on any contract that has been surrendered, or under which a death benefit has been paid.

F. 100% of commissions will be charged back on any certificate/contract that is rescinded by the Company or which is terminated using the free-look provision. Commission will be charged back by credit against commissions to be paid in the future and/or by requiring cash repayment by the General Agent.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

II. NOTWITHSTANDING ANY OTHER PROVISION

A. The commissions specified in this Schedule will not be paid, and the right to receive commissions and the amount of commissions to be paid shall be determined by the Company, under the following circumstances:

    1. On policies not listed in this Schedule or Introduced by the Company after the effective-date of this Schedule; and

    2. On policies which are changed from the original version, under a policy provision or otherwise, and on certificates/contracts which are issued using cash values of previously issued KILICO (or any of its affiliates) certificates/contracts or are converted or exchanged from previously issued KIUCO (or any of its affiliates) certificates/contracts, either under a policy provision or otherwise.

B. The Company reserves the right to change the General Agent upon written request of the owner of the certificate/contracts and redirect future commissions to the new General Agent.

C. Upon termination of the General Agent's Agreement for any reason, no further commissions will be paid to the General Agent on certificates/contracts issued under this Schedule.

--------------------------------------------------------------------------------

L-8491b (8/99)                                                          IM(8/99)

SCHEDULE OF COMMISSIONS AND ALLOWANCES                      [ZURICH KEMPER LOGO]




                                         KEMPER INVESTORS LIFE INSURANCE COMPANY
                        1 Kemper Drive, Long Grove, IL 60049-0001 - 800/554-5426

Effective Date: September 29, 1999

This Schedule of Commission and Allowances ("Schedule") is part of the agreement to which it is attached.

Commissions will be paid on premiums in accordance with the terms of the General Agent's Agreement and the Schedule.

------------------------------------------------------------------------------------------------------------
KEMPER DESTINATIONS LIFE PLUS                   Up-Front                    Trail                   Trail
(not available in all states)                   Premium                  Compensation           Compensation
POLICY FORM SERIES L-8387 AND L-8388           Compensation               Years 2-7               Years 8+
------------------------------------------------------------------------------------------------------------
COMMISSION CODE 1
     Issue Age 0-85                                 5.25%                    None                    None
     Issue Age 86-90                               2.625%                    None                    None

COMMISSION CODE 2
     Issue Age 0-85                                 1.00%                    1.00%                   1.00%
     Issue Age 86-90                                0.50%                    0.50%                   0.50%
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
I. BASIS FOR COMPENSATION

A. Premium Compensation will be paid at the percentage shown above upon receipt of initial premium payments for certificates/contracts issued under this Schedule.
B. Commissions will be paid as stated above provided that the General Agent's Agreement is in full force and in effect.
C. Commissions for certificates/contracts issued outside the Company's published guidelines will be negotiated by the Company.
D. Trail Compensation will be paid on a calendar quarterly basis to equal the annual percentage shown above. The average monthly balance of cash value less loan account values during a calendar quarter will be used as the basis for valuation if assets. Trail compensation will be paid on account values that are based on premiums which have been in the contract for at least twelve months.
E. Trail compensation is not payable on any contract that has been surrendered, or under which a death benefit has been paid.
F. 100% of commissions will be charged back on any certificate/contract that is rescinded by the Company or which is terminated using the free-look provision. Commission will be charged back by credit against commissions to be paid in the future and/or by requiring cash repayment by the General Agent.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
II.  NOTWITHSTANDING ANY OTHER PROVISION


A. The commissions specified in this Schedule will not be paid, and the right to receive commissions and the amount of commissions to be paid shall be determined by the Company, under the following circumstances:
     1. On policies not listed in this Schedule or introduced by the Company after the effective date of this Schedule; and
     2. On policies which are changed from the original version, under a policy provisions or otherwise, and on certificates/contracts which are issued using cash values of previously issued KILICO (or any of its affiliates) certificates/contracts or are converted or exchanged from previously issued KILICO (or any of its affiliates) certificates/contracts, either under a policy provision or otherwise.
B. The Company reserves the right to change the General Agent upon written request of the owner of the certificate/contracts and redirect future commissions to the new General Agent.
C. Upon termination of the General Agent's Agreement for any reason, no further commissions will be paid to the General Agent on certificates/contracts issued under this Schedule.
--------------------------------------------------------------------------------

L-8491c (8/99)                                                         IM (8/99)